UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22946

Guggenheim Strategy Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Blvd, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee
702 King Farm Blvd, Suite 200, Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – September 30, 2023

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

(Unaudited)

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”) is pleased to present the shareholder report for the Funds in the Guggenheim Strategy Funds Trust: Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, “Funds”). The report covers the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

(Unaudited)

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Strategy Funds may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

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ECONOMIC AND MARKET OVERVIEW

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

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Strategy Fund II

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Strategy Fund II (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 6.62%, outperforming the Bloomberg 1-3 Month U.S. Treasury Bill Index, the Fund’s benchmark (“Benchmark”), which returned 4.63% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 1.99%. Carry, or earned income, remained a consistent source of performance for the Fund. Spreads also added to performance. A combination of the Fund's allocation and selection biases within corporates and the Fund's allocation to securitized credit drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund had a consistent duration of about 0.8 years during the entire Reporting Period.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning and foreign exchange risk. Over the Reporting Period, interest rate swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a slight negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely without having to sacrifice yield due to the move higher in interest rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently north of the 90th percentile versus current corporate spreads.

(Unaudited)

Structured credit, the largest allocation in the Fund, represents roughly 61% of the Fund’s holdings. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation, which represents roughly 21% of the Fund’s holdings, has increasingly shifted higher quality. About 19% is in investment-grade-rated corporate credit, and 2% is in below-investment-grade-rated corporate credit, which are broadly weighted toward BB-rated securities. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities across certain issuers and industries given tighter credit conditions across capital markets. Front end primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities.

As of the end of the Reporting Period, the Fund had a duration of 0.8 years and we do not envision major shifts to the duration of the Fund moving forward. Lastly, the Fund ended the period with about 20% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates is unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Strategy Fund III

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Strategy Fund III (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 6.56%, outperforming the Bloomberg 1-3 Month U.S. Treasury Bill Index, the Fund’s benchmark (“Benchmark”), which returned 4.63% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 1.93%. Carry, or earned income, remained a consistent source of performance for the Fund. Spreads also added to performance. A combination of the Fund's allocation and selection biases within corporates and the Fund's allocation to securitized credit drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund had a consistent duration of about 0.8 years during the entire Reporting Period.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning and foreign exchange risk. Over the Reporting Period, interest rate swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a slight negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely without having to sacrifice yield due to the move higher in interest rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently north of the 90th percentile versus current corporate spreads.

Structured credit, the largest allocation in the Fund, represents roughly 57% of the Fund’s holdings. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation, which represents roughly 24% of the Fund’s holdings, has increasingly shifted higher quality. About 22% is in investment-grade-rated corporate credit, and 2% is in below-investment-grade-rated corporate credit, which are broadly weighted toward BB-rated securities. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities across certain issuers and industries given tighter credit conditions across capital markets. Front end primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities.

(Unaudited)

As of the end of the Reporting Period, the Fund had a duration of 0.8 years and we do not envision major shifts to the duration of the Fund moving forward. Lastly, the Fund ended the period with about 20% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates is unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Variable Insurance Strategy Fund III

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Variable Insurance Strategy Fund III (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 6.35%, outperforming the Bloomberg 1-3 Month U.S. Treasury Bill Index, the Fund’s benchmark (“Benchmark”), which returned 4.63% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 1.72%. Carry, or earned income, remained a consistent source of performance for the Fund. Spreads also added to performance. A combination of the Fund's allocation and selection biases within corporates and the Fund's allocation to securitized credit drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund had a consistent duration of about 0.8 years during the entire Reporting Period.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning and foreign exchange risk. Over the Reporting Period, interest rate swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a slight negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely without having to sacrifice yield due to the move higher in interest rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently north of the 90th percentile versus current corporate spreads.

Structured credit, the largest allocation in the Fund, represents roughly 59% of the Fund’s holdings. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

(Unaudited)

The corporate credit allocation, which represents roughly 21% of the Fund’s holdings, has increasingly shifted higher quality. About 20% is in investment-grade-rated corporate credit, and 1% is in below-investment-grade-rated corporate credit, which are broadly weighted toward BB-rated securities. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities across certain issuers and industries given tighter credit conditions across capital markets. Front end primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities.

As of the end of the Reporting Period, the Fund had a duration of 0.8 years and we do not envision major shifts to the duration of the Fund moving forward. Lastly, the fund ended the period with about 20% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates is unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Guggenheim Strategy Fund II
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2023

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	40.0%
Collateralized Mortgage Obligations	21.0%
Corporate Bonds	20.3%
Federal Agency Discount Notes	17.0%
Money Market Fund	2.0%
Senior Floating Rate Interests	0.4%
Other Assets & Liabilities, net	(0.7%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2023
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	6.62%	2.24%	2.17%
Bloomberg 1-3 Month U.S. Treasury Bill Index	4.63%	1.71%	1.14%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	% of Total Net Assets
BCC Middle Market CLO LLC, 7.07%	2.7%
Lake Shore MM CLO III LLC, 7.05%	2.7%
ABPCI Direct Lending Fund CLO VII, LP, 7.05%	2.6%
Sound Point CLO XIX Ltd., 6.57%	1.5%
Palmer Square Loan Funding Ltd., 6.91%	1.3%
Athene Global Funding, 2.51%	1.3%
BX Commercial Mortgage Trust, 7.10%	1.3%
JP Morgan Chase Commercial Mortgage Securities Trust, 6.99%	1.2%
ABPCI Direct Lending Fund CLO V Ltd., 7.09%	1.2%
GA Global Funding Trust, 6.64%	1.1%
Top Ten Total	16.9%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2023

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	36.1%
Corporate Bonds	22.6%
Collateralized Mortgage Obligations	19.8%
Federal Agency Discount Notes	19.1%
Money Market Funds	2.0%
Senior Floating Rate Interests	1.0%
Other Assets & Liabilities, net	(0.6%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2023
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	6.56%	2.29%	2.35%
Bloomberg 1-3 Month U.S. Treasury Bill Index	4.63%	1.71%	1.14%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	% of Total Net Assets
BCC Middle Market CLO LLC, 7.07%	2.2%
Lake Shore MM CLO III LLC, 7.05%	2.1%
ABPCI Direct Lending Fund CLO VII, LP, 7.05%	2.1%
Athene Global Funding, 5.87%	1.2%
Sound Point CLO XIX Ltd., 6.57%	1.1%
Palmer Square Loan Funding Ltd., 6.91%	1.1%
BX Commercial Mortgage Trust, 7.10%	1.0%
Citigroup Mortgage Loan Trust, 6.17%	1.0%
GA Global Funding Trust, 6.64%	1.0%
FirstKey Homes Trust, 2.67%	1.0%
Top Ten Total	13.8%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Variable Insurance Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2023

Portfolio Breakdown	% of Net Assets
Investments
Asset-Backed Securities	38.6%
Collateralized Mortgage Obligations	20.9%
Corporate Bonds	20.4%
Federal Agency Discount Notes	18.2%
Money Market Funds	2.0%
Senior Floating Rate Interests	0.4%
Other Assets & Liabilities, net	(0.5%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2023
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	6.35%	2.16%	2.30%
Bloomberg 1-3 Month U.S. Treasury Bill Index	4.63%	1.71%	1.14%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	% of Total Net Assets
ABPCI Direct Lending Fund CLO VII, LP, 7.05%	2.3%
BCC Middle Market CLO LLC, 7.07%	2.3%
Lake Shore MM CLO III LLC, 7.05%	2.2%
Sound Point CLO XIX Ltd., 6.57%	1.3%
Palmer Square Loan Funding Ltd., 6.91%	1.2%
Athene Global Funding, 2.51%	1.1%
GA Global Funding Trust, 6.64%	1.0%
ABPCI Direct Lending Fund CLO V Ltd., 7.09%	1.0%
BX Commercial Mortgage Trust, 7.10%	1.0%
Citigroup Mortgage Loan Trust, 6.17%	1.0%
Top Ten Total	14.4%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund's inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund II	0.14%	3.03%	$1,000.00	$1,030.30	$0.71
Guggenheim Strategy Fund III	0.14%	2.95%	1,000.00	1,029.50	0.71
Guggenheim Variable Insurance Strategy Fund III	0.23%	2.90%	1,000.00	1,029.00	1.17

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund II	0.14%	5.00%	$1,000.00	$1,024.37	$0.71
Guggenheim Strategy Fund III	0.14%	5.00%	1,000.00	1,024.37	0.71
Guggenheim Variable Insurance Strategy Fund III	0.23%	5.00%	1,000.00	1,023.92	1.17

1	Annualized.
2	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
3	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Shares	Value

MONEY MARKET FUNDS† - 2.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[1]	3,462,583	$ 3,462,583
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[1]	2,175,142	2,175,141
Total Money Market Funds
(Cost $5,637,724)		5,637,724
	Face Amount
ASSET-BACKED SECURITIES†† - 40.0%
Collateralized Loan Obligations - 30.0%
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,2	$7,750,000	7,650,717
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,2	7,650,000	7,542,645
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,2	7,500,000	7,407,200
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	3,750,000	3,698,240
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,2	1,750,000	1,718,003
Sound Point CLO XIX Ltd.
2018-1A A, 6.57% (3 Month Term SOFR + 1.26%, Rate Floor: 0.00%) due 04/15/31◊,2	4,135,000	4,112,880
BXMT Ltd.
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	2,500,000	2,278,010
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,2	1,750,000	1,637,043
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,2	3,454,026	3,411,550
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	3,050,000	3,041,574
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,2	2,723,432	2,707,091
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	1,400,000	1,368,101
2021-FL2 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,2	1,000,000	945,661
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2	2,274,847	2,261,810
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.12% (3 Month Term SOFR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	2,250,000	2,208,932
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	2,150,000	2,117,726
FS Rialto
2021-FL3 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 11/16/36◊,2	2,000,000	1,911,043
MidOcean Credit CLO VII
2020-7A A1R, 6.61% (3 Month Term SOFR + 1.30%, Rate Floor: 0.00%) due 07/15/29◊,2	1,891,410	1,882,965
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,2	1,900,000	1,878,011

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 40.0% (continued)
Collateralized Loan Obligations - 30.0% (continued)
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	$1,750,000	$1,739,126
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2	1,750,000	1,734,270
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	1,750,000	1,722,782
Parliament CLO II Ltd.
2021-2A A, 6.99% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,2	1,722,209	1,702,652
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	1,500,000	1,494,801
HERA Commercial Mortgage Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,2	1,509,812	1,465,168
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	1,500,000	1,440,528
BRSP Ltd.
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,2	1,500,000	1,424,305
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 0.00%) due 10/15/31◊,2	1,400,000	1,386,330
CHCP Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	1,257,934	1,247,428
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	1,250,000	1,236,352
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2	1,000,812	997,841
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	1,000,000	987,706
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	1,000,000	986,348
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	1,000,000	984,911
Shackleton VIII CLO Ltd.
2017-8A A2R, 6.51% (3 Month Term SOFR + 1.18%, Rate Floor: 0.00%) due 10/20/27◊,2	869,841	869,216
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	750,000	743,562
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,2	672,280	669,424
Wellfleet CLO Ltd.
2020-2A A1R, 6.65% (3 Month Term SOFR + 1.32%, Rate Floor: 0.00%) due 10/20/29◊,2	563,073	562,228
Venture XIV CLO Ltd.
2020-14A ARR, 6.68% (3 Month Term SOFR + 1.29%, Rate Floor: 1.03%) due 08/28/29◊,2	531,451	530,317

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 40.0% (continued)
Collateralized Loan Obligations - 30.0% (continued)
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,2	$350,000	$337,708
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2	241,687	240,657
Marathon CLO V Ltd.
2017-5A A2R, 7.09% (3 Month Term SOFR + 1.71%, Rate Floor: 0.00%) due 11/21/27◊,2	190,207	189,983
Total Collateralized Loan Obligations		84,472,845
Financial - 3.7%
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,2	2,300,000	2,300,000
2024-1, due 10/15/24◊	1,675,000	1,675,000
2022-1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	1,675,000	1,675,000
due 10/15/24◊	2,250,000	2,250,000
Station Place Securitization Trust
2022-SP1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	1,675,000	1,675,000
due 10/15/24◊	1,100,000	1,100,000
Project Onyx I
due 01/26/27†††,◊	1,050,000	1,050,046
Project Onyx II
due 01/26/27†††.◊	350,000	349,987
Total Financial		10,400,033
Transport-Aircraft - 1.4%
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	1,575,909	1,565,757
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	993,940	864,210
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	878,115	798,367
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	683,367	578,258
Total Transport-Aircraft		3,806,592
Transport-Container - 1.3%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	2,362,500	1,972,602
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	1,099,107	938,617
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	674,333	568,639
2020-1A, 2.73% due 08/21/45[2]	329,171	298,992
Total Transport-Container		3,778,850
Net Lease - 1.3%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	3,327,063	2,949,212
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	942,448	806,723
Total Net Lease		3,755,935
Infrastructure - 1.0%
SBA Tower Trust
2.84% due 01/15/25[2]	1,150,000	1,100,712
Crown Castle Towers LLC
3.66% due 05/15/25[2]	1,050,000	1,001,049
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[2]	800,000	699,790
Total Infrastructure		2,801,551
Whole Business - 0.9%
DB Master Finance LLC
2019-1A, 4.02% due 05/20/49[2]	1,632,000	1,525,548
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	1,228,125	1,061,920
Total Whole Business		2,587,468
Single Family Residence - 0.4%
FirstKey Homes Trust
2020-SFR2, 2.67% due 10/19/37[2]	1,150,000	1,046,726
Total Asset-Backed Securities
(Cost $115,845,946)		112,650,000

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.0%
Residential Mortgage-Backed Securities - 15.2%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	$2,145,741	$1,975,090
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	1,010,131	991,697
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	740,314	677,522
2020-NQM1, 1.21% due 05/25/65[2,3]	746,724	665,815
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	550,424	512,449
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[2,3]	3,078,256	3,051,012
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,3]	1,595,995	1,402,968
2022-R1, 3.13% due 01/29/70[2,3]	1,187,123	1,063,691
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	321,852	319,078
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	163,503	160,838
PRPM LLC
2021-5, 1.79% due 06/25/26[2,3]	1,298,283	1,197,463
2022-1, 3.72% due 02/25/27[2,3]	1,223,130	1,170,763
2021-8, 1.74% (WAC) due 09/25/26◊,2	567,493	520,365
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[2,3]	1,368,250	1,274,250
2021-GS4, 1.65% due 11/25/60[2,3]	1,119,892	1,013,735
2021-GS2, 1.75% due 04/25/61[2,3]	533,766	493,015
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,3]	2,220,665	2,011,962
2022-SP1, 5.25% due 07/25/62[2,3]	771,964	744,723
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,3]	987,860	906,866
2021-6, 1.89% (WAC) due 10/25/66◊,2	663,592	526,766
2019-4, 2.85% due 11/25/59[2,3]	297,610	283,692
2020-1, 2.42% due 01/25/60[2,3]	261,829	246,612
2021-3, 1.44% (WAC) due 06/25/66◊,2	232,432	191,653
2019-4, 2.64% due 11/25/59[2,3]	179,208	170,614
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	918,635	835,442
2018-2A, 3.50% (WAC) due 02/25/58◊,2	915,782	828,602
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	1,721,053	1,592,242
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,3]	1,646,774	1,509,449
OBX Trust
2023-NQM2, 6.32% due 01/25/62[2,3]	1,383,528	1,379,429
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	1,554,829	1,364,524
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	1,392,709	1,306,648
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	926,288	828,953
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	448,026	437,376
Towd Point Revolving Trust
4.83% due 09/25/64[4]	1,250,000	1,215,313
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	1,234,079	1,168,528
GCAT 2022-NQM4 Trust
2022-NQM4, 5.73% due 08/25/67[2,3]	1,187,005	1,154,249
NovaStar Mortgage Funding Trust Series
2007-2, 5.63% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	1,159,739	1,115,081
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	566,240	540,905
2017-5, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,2	306,775	308,003

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.0% (continued)
Residential Mortgage-Backed Securities - 15.2% (continued)
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,4	$512,756	$505,492
2019-RM3, 2.80% (WAC) due 06/25/69◊,4	112,504	109,108
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 6.00% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	590,224	578,696
Alternative Loan Trust
2007-OA7, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 05/25/47◊	662,862	554,155
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	589,165	519,253
Banc of America Funding Trust
2015-R2, 5.69% (1 Month Term SOFR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,2	509,720	499,594
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,†††,2	500,000	498,059
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,2	580,144	478,891
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	485,392	469,870
LSTAR Securities Investment Ltd.
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,4	440,286	432,130
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	290,089	274,271
Morgan Stanley Home Equity Loan Trust
2006-2, 5.99% (1 Month Term SOFR + 0.67%, Rate Floor: 0.56%) due 02/25/36◊	196,710	193,068
Nationstar Home Equity Loan Trust
2007-B, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 04/25/37◊	115,997	114,734
CSMC Series
2014-2R, 3.56% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 02/27/46◊,2	78,558	77,929
CIT Mortgage Loan Trust
2007-1, 6.78% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 10/25/37◊,2	43,175	43,085
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	41,559	37,830
Structured Asset Investment Loan Trust
2005-2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 03/25/35◊	30,864	30,703
Total Residential Mortgage-Backed Securities		42,574,251
Commercial Mortgage-Backed Securities - 5.3%
BX Commercial Mortgage Trust
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,2	3,750,000	3,576,998
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	891,076	858,632
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.99% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,2	3,900,000	3,429,916
WMRK Commercial Mortgage Trust
2022-WMRK, 8.77% (1 Month Term SOFR + 3.44%, Rate Floor: 3.44%) due 11/15/27◊,2	2,850,000	2,846,404
Citigroup Commercial Mortgage Trust
2018-C6, 0.93% (WAC) due 11/10/51◊,5	47,970,823	1,441,422

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.0% (continued)
Commercial Mortgage-Backed Securities - 5.3% (continued)
Life Mortgage Trust
2021-BMR, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 03/15/38◊,2	$933,822	$906,838
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.77% (WAC) due 06/15/51◊,5	35,722,807	696,902
BENCHMARK Mortgage Trust
2019-B14, 0.90% (WAC) due 12/15/62◊,5	24,578,688	682,236
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,2	500,000	451,024
Total Commercial Mortgage-Backed Securities		14,890,372
Government Agency - 0.5%
Ginnie Mae
6.00% due 09/20/45†††	1,500,000	1,492,509
Total Collateralized Mortgage Obligations
(Cost $62,794,537)		58,957,132
CORPORATE BONDS†† - 20.3%
Financial - 9.4%
GA Global Funding Trust
6.64% (SOFR + 1.36%) due 04/11/25◊,2	3,300,000	3,264,484
1.63% due 01/15/26[2]	600,000	535,558
Athene Global Funding
2.51% due 03/08/24[2]	3,700,000	3,634,433
F&G Global Funding
0.90% due 09/20/24[2]	3,450,000	3,257,833
Equinix, Inc.
1.45% due 05/15/26	1,850,000	1,651,732
Mitsubishi UFJ Financial Group, Inc.
5.06% due 09/12/25[6]	1,600,000	1,582,498
Macquarie Group Ltd.
5.11% due 08/09/26[2,6]	1,600,000	1,577,374
Credit Suisse AG NY
6.57% (SOFR Compounded Index + 1.26%) due 02/21/25◊	1,550,000	1,549,173
Assurant, Inc.
6.10% due 02/27/26	1,450,000	1,442,681
Sumitomo Mitsui Trust Bank Ltd.
4.80% due 09/15/25[2]	1,200,000	1,171,739
Citigroup, Inc.
6.01% (SOFR + 0.69%) due 01/25/26◊	950,000	946,171
FS KKR Capital Corp.
4.25% due 02/14/25[2]	900,000	861,745
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,6]	850,000	807,084
American Equity Investment Life Holding Co.
5.00% due 06/15/27	850,000	798,404
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	900,000	792,621
Mizuho Financial Group, Inc.
5.41% due 09/13/28[6]	800,000	782,995
Capital One Financial Corp.
4.99% due 07/24/26[6]	650,000	630,664
Corebridge Global Funding
5.75% due 07/02/26[2]	550,000	543,359
Jefferies Financial Group, Inc.
5.50% due 10/18/23	350,000	349,760
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	250,000	241,348
Total Financial		26,421,656
Industrial - 3.1%
Graphic Packaging International LLC
0.82% due 04/15/24[2]	2,550,000	2,471,827
Ryder System, Inc.
3.35% due 09/01/25	2,500,000	2,383,690
TD SYNNEX Corp.
1.25% due 08/09/24	900,000	859,801
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	950,000	842,655
Stericycle, Inc.
5.38% due 07/15/24[2]	775,000	764,998
Vontier Corp.
1.80% due 04/01/26	850,000	761,329
Jabil, Inc.
4.25% due 05/15/27	250,000	236,422
1.70% due 04/15/26	250,000	224,582
Weir Group plc
2.20% due 05/13/26[2]	200,000	179,721
Total Industrial		8,725,025
Consumer, Non-cyclical - 2.6%
Element Fleet Management Corp.
1.60% due 04/06/24[2]	1,800,000	1,756,808
Triton Container International Ltd.
2.05% due 04/15/26[2]	900,000	801,804
1.15% due 06/07/24[2]	800,000	769,864
Global Payments, Inc.
4.95% due 08/15/27	1,600,000	1,537,687
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	1,050,000	967,718
IQVIA, Inc.
5.00% due 05/15/27[2]	1,000,000	942,578
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28	430,000	409,189

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
CORPORATE BONDS†† - 20.3% (continued)
Consumer, Non-cyclical - 2.6% (continued)
Block, Inc.
2.75% due 06/01/26	$150,000	$134,910
Total Consumer, Non-cyclical		7,320,558
Consumer, Cyclical - 1.5%
Warnermedia Holdings, Inc.
3.64% due 03/15/25	2,150,000	2,073,653
6.41% due 03/15/26	800,000	799,866
Hyatt Hotels Corp.
1.80% due 10/01/24	1,200,000	1,151,217
Newell Brands, Inc.
4.70% due 04/01/26	116,000	109,317
6.38% due 09/15/27	84,000	80,135
Live Nation Entertainment, Inc.
6.50% due 05/15/27[2]	100,000	98,599
Total Consumer, Cyclical		4,312,787
Utilities - 1.5%
NextEra Energy Capital Holdings, Inc.
6.05% due 03/01/25	2,550,000	2,553,859
Alexander Funding Trust
1.84% due 11/15/23[2]	1,750,000	1,738,431
Total Utilities		4,292,290
Communications - 1.0%
FactSet Research Systems, Inc.
2.90% due 03/01/27	1,500,000	1,367,829
T-Mobile USA, Inc.
2.63% due 04/15/26	650,000	601,142
2.25% due 02/15/26	250,000	230,141
Paramount Global
4.75% due 05/15/25	360,000	350,146
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	184,000	169,961
Total Communications		2,719,219
Energy - 0.6%
Valero Energy Corp.
1.20% due 03/15/24	1,650,000	1,612,692
Technology - 0.5%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	1,450,000	1,307,762
Basic Materials - 0.1%
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	350,000	313,739
Total Corporate Bonds
(Cost $59,610,292)		57,025,728
FEDERAL AGENCY DISCOUNT NOTES†† - 17.0%
Federal Home Loan Bank
5.20% due 10/02/23[7]	47,866,000	47,859,086
Total Federal Agency Discount Notes
(Cost $47,859,086)		47,859,086
SENIOR FLOATING RATE INTERESTS††,◊ - 0.4%
Industrial - 0.2%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	637,500	661,476
Technology - 0.1%
World Wide Technology Holding Co. LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/01/30	248,750	248,439
Energy - 0.1%
ITT Holdings LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/10/28	192,080	191,560
Total Senior Floating Rate Interests
(Cost $1,100,548)		1,101,475
Total Investments - 100.7%
(Cost $292,848,133)		$ 283,231,145
Other Assets & Liabilities, net - (0.7)%		(1,886,992)
Total Net Assets - 100.0%		$ 281,344,153

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate + 0.26%	0.94%	Quarterly	10/26/24	$15,000,000	$737,537	$(1,605)	$739,142

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
UBS AG	CZK	Sell	11,783	508 USD	11/03/23	$(2)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Rate indicated is the 7-day yield as of September 30, 2023.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $179,348,619 (cost $186,742,253), or 63.7% of total net assets.
3	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $2,262,043 (cost $2,315,497), or 0.8% of total net assets — See Note 8.
5	Security is an interest-only strip.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$ 5,637,724	$ —	$ —	$ 5,637,724
Asset-Backed Securities	—	105,599,967	7,050,033	112,650,000
Collateralized Mortgage Obligations	—	56,966,564	1,990,568	58,957,132
Corporate Bonds	—	57,025,728	—	57,025,728
Federal Agency Discount Notes	—	47,859,086	—	47,859,086
Senior Floating Rate Interests	—	1,101,475	—	1,101,475
Interest Rate Swap Agreements**	—	739,142	—	739,142
Total Assets	$ 5,637,724	$ 269,291,962	$ 9,040,601	$ 283,970,287

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 2	$ —	$ 2

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 5,650,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	1,400,033	Option Adjusted Spread Off Prior Month End Broker Quote	Broker Quote	—	—
Collateralized Mortgage Obligations	1,990,568	Model Price	Purchase Price	—	—
Total Assets	$ 9,040,601

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2023

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $3,350,000 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets
Beginning Balance	$2,798,292	$1,474,249	$3,134,543	$7,407,084
Purchases/(Receipts)	3,700,000	1,996,130	—	5,696,130
(Sales, maturities and paydowns)/Fundings	(2,800,000)	(1,550,000)	(3,182,186)	(7,532,186)
Amortization of premiums/discounts	—	8	1,108	1,116
Total realized gains (losses) including in earnings	—	—	28,457	28,457
Total change in unrealized appreciation (depreciation) included in earnings	1,741	70,181	18,078	90,000
Transfers into Level 3	3,350,000	—	—	3,350,000
Ending Balance	$7,050,033	$1,990,568	$—	$9,040,601
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$33	$(5,563)	$—	$(5,530)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
GCAT 2022-NQM4 Trust 2022-NQM4, 5.73% due 08/25/67	6.73%	08/01/26	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
OBX Trust 2023-NQM2, 6.32% due 01/25/62	7.32%	02/01/27	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Shares	Value
MONEY MARKET FUNDS† - 2.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[1]	5,289,902	$ 5,289,902
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[1]	1,292,337	1,292,337
Total Money Market Funds
(Cost $6,582,239)		6,582,239
	Face Amount
ASSET-BACKED SECURITIES†† - 36.1%
Collateralized Loan Obligations - 24.5%
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,2	$7,250,000	7,157,122
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,2	7,050,000	6,951,065
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,2	7,000,000	6,913,387
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	3,750,000	3,698,240
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,2	1,250,000	1,227,145
Sound Point CLO XIX Ltd.
2018-1A A, 6.57% (3 Month Term SOFR + 1.26%, Rate Floor: 0.00%) due 04/15/31◊,2	3,750,000	3,729,939
BXMT Ltd.
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	2,250,000	2,050,209
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,2	1,250,000	1,169,316
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,2	2,960,593	2,924,186
Parliament CLO II Ltd.
2021-2A A, 6.99% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,2	2,952,357	2,918,832
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	2,850,000	2,842,126
BRSP Ltd.
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,2	2,750,000	2,611,226
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,2	2,269,526	2,255,909
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	1,300,000	1,270,380
2021-FL2 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,2	1,000,000	945,661
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.12% (3 Month Term SOFR+ 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	2,250,000	2,208,932
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2	1,819,878	1,809,448
BDS Ltd.
2021-FL8 C, 7.00% (1 Month Term SOFR + 1.66%, Rate Floor: 1.55%) due 01/18/36◊,2	1,000,000	960,552
2021-FL7 A, 6.52% (1 Month Term SOFR + 1.18%, Rate Floor: 1.07%) due 06/16/36◊,2	850,955	838,191
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,2	1,800,000	1,779,168

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 36.1% (continued)
Collateralized Loan Obligations - 24.5% (continued)
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2	$1,750,000	$1,734,270
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	1,750,000	1,722,782
MidOcean Credit CLO VII
2020-7A A1R, 6.61% (3 Month Term SOFR + 1.30%, Rate Floor: 0.00%) due 07/15/29◊,2	1,576,175	1,569,138
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	1,500,000	1,490,679
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	1,500,000	1,477,483
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 0.00%) due 10/15/31◊,2	1,350,000	1,336,818
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	1,250,000	1,245,668
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	1,250,000	1,200,440
HERA Commercial Mortgage Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,2	1,078,437	1,046,549
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	1,000,000	989,082
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	1,000,000	987,706
Greystone Commercial Real Estate Notes
2021-FL3 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/15/39◊,2	1,000,000	951,322
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2	936,243	933,464
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.86% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,2	922,122	913,811
Voya CLO Ltd.
2020-1A AR, 6.63% (3 Month Term SOFR + 1.32%, Rate Floor: 1.06%) due 04/15/31◊,2	916,535	912,869
CHCP Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	914,861	907,220
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	750,000	743,562
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	750,000	739,761
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	750,000	738,683
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,2	672,280	669,424

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 36.1% (continued)
Collateralized Loan Obligations - 24.5% (continued)
Shackleton VIII CLO Ltd.
2017-8A A2R, 6.51% (3 Month Term SOFR + 1.18%, Rate Floor: 0.00%) due 10/20/27◊,2	$579,894	$579,477
Venture XIV CLO Ltd.
2020-14A ARR, 6.68% (3 Month Term SOFR + 1.29%, Rate Floor: 1.03%) due 08/28/29◊,2	465,020	464,027
Wellfleet CLO Ltd.
2020-2A A1R, 6.65% (3 Month Term SOFR + 1.32%, Rate Floor: 0.00%) due 10/20/29◊,2	450,458	449,783
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,2	300,000	289,464
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2	201,406	200,548
Marathon CLO V Ltd.
2017-5A A2R, 7.09% (3 Month Term SOFR + 1.71%, Rate Floor: 0.00%) due 11/21/27◊,2	80,939	80,844
Total Collateralized Loan Obligations		80,635,908
Financial - 3.5%
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,2	2,700,000	2,700,000
2024-1, due 10/15/24◊	2,550,000	2,550,000
2022-1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	1,600,000	1,600,000
Station Place Securitization Trust
2022-SP1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	1,600,000	1,600,000
2024-1, due 10/15/24◊	1,300,000	1,300,000
Project Onyx I
due 01/26/27◊,†††	1,200,000	1,200,052
Project Onyx II
due 01/26/27◊,†††	400,000	399,986
Total Financial		11,350,038
Whole Business - 2.0%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[2]	2,062,500	1,987,780
2021-1A, 1.95% due 08/25/51[2]	1,228,125	1,061,920
DB Master Finance LLC
2019-1A, 4.02% due 05/20/49[2]	1,745,280	1,631,439
Domino's Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	1,190,625	1,105,294
2018-1A, 4.12% due 07/25/48[2]	476,250	451,843
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	443,250	383,493
Total Whole Business		6,621,769
Infrastructure - 1.2%
SBA Tower Trust
2.84% due 01/15/25[2]	1,175,000	1,124,640
1.88% due 01/15/26[2]	800,000	723,328
Crown Castle Towers LLC
3.66% due 05/15/25[2]	1,250,000	1,191,725
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[2]	950,000	831,001
Total Infrastructure		3,870,694
Net Lease - 1.2%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	2,614,121	2,317,238
New Economy Assets Phase 1 Sponsor LLC
2021-1, 1.91% due 10/20/61[2]	1,000,000	862,297
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	706,836	605,042
Total Net Lease		3,784,577
Transport-Aircraft - 1.1%
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	1,772,897	1,761,476
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	875,614	761,328

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 36.1% (continued)
Transport-Aircraft - 1.1% (continued)
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	$731,762	$665,306
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	683,367	578,258
Total Transport-Aircraft		3,766,368
Transport-Container - 1.0%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	1,771,875	1,479,451
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	1,392,202	1,188,915
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	555,333	468,291
2020-1A, 2.73% due 08/21/45[2]	296,254	269,093
Total Transport-Container		3,405,750
Single Family Residence - 1.0%
FirstKey Homes Trust
2020-SFR2, 2.67% due 10/19/37[2]	3,550,000	3,231,198
Collateralized Debt Obligations - 0.6%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[2]	2,250,000	1,943,376
Total Asset-Backed Securities
(Cost $122,241,580)		118,609,678
CORPORATE BONDS†† - 22.6%
Financial - 11.7%
Athene Global Funding
5.87% (SOFR Compounded Index + 0.56%) due 08/19/24◊,2	3,850,000	3,812,269
GA Global Funding Trust
6.64% (SOFR + 1.36%) due 04/11/25◊,2	3,300,000	3,264,484
1.63% due 01/15/26[2]	450,000	401,669
Credit Suisse AG NY
6.57% (SOFR Compounded Index + 1.26%) due 02/21/25◊	1,850,000	1,849,013
5.73% (SOFR Compounded Index + 0.39%) due 02/02/24◊	1,750,000	1,746,463
F&G Global Funding
0.90% due 09/20/24[2]	3,250,000	3,068,973
Bank of America Corp.
6.02% (SOFR + 0.69%) due 04/22/25◊	2,100,000	2,097,398
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,000,000	1,918,338
Macquarie Bank Ltd.
3.23% due 03/21/25[2]	1,950,000	1,880,624
American Express Co.
6.27% (SOFR + 0.93%) due 03/04/25◊	1,800,000	1,807,340
Sumitomo Mitsui Trust Bank Ltd.
2.55% due 03/10/25[2]	1,800,000	1,715,626
Assurant, Inc.
6.10% due 02/27/26	1,650,000	1,641,671
Macquarie Group Ltd.
1.20% due 10/14/25[2,3]	1,700,000	1,611,972
Equinix, Inc.
1.45% due 05/15/26	1,500,000	1,339,242
Goldman Sachs Group, Inc.
6.02% (SOFR + 0.70%) due 01/24/25◊	1,000,000	996,580
Morgan Stanley
6.26% (SOFR + 0.95%) due 02/18/26◊	950,000	950,946
Citigroup, Inc.
6.01% (SOFR + 0.69%) due 01/25/26◊	950,000	946,171
Jackson National Life Global Funding
1.75% due 01/12/25[2]	950,000	891,981
FS KKR Capital Corp.
4.25% due 02/14/25[2]	900,000	861,745
American Equity Investment Life Holding Co.
5.00% due 06/15/27	850,000	798,404
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,3]	800,000	759,609
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	850,000	748,586
Mitsubishi UFJ Financial Group, Inc.
5.72% due 02/20/26[3]	750,000	745,560
Capital One Financial Corp.
4.99% due 07/24/26[3]	750,000	727,690
Corebridge Global Funding
5.75% due 07/02/26[2]	600,000	592,755
Jefferies Financial Group, Inc.
5.50% due 10/18/23	350,000	349,760
Brighthouse Financial Global Funding
6.05% (SOFR + 0.76%) due 04/12/24◊,2	300,000	298,584
Iron Mountain, Inc.
5.00% due 07/15/28[2]	275,000	250,126

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
CORPORATE BONDS†† - 22.6% (continued)
Financial - 11.7% (continued)
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	$200,000	$193,078
Total Financial		38,266,657
Industrial - 3.1%
Boeing Co.
1.95% due 02/01/24	3,050,000	3,007,952
1.43% due 02/04/24	950,000	934,880
Graphic Packaging International LLC
0.82% due 04/15/24[2]	1,950,000	1,890,220
Ryder System, Inc.
3.35% due 09/01/25	1,700,000	1,620,910
TD SYNNEX Corp.
1.25% due 08/09/24	850,000	812,034
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	750,000	665,254
Vontier Corp.
1.80% due 04/01/26	650,000	582,193
Stericycle, Inc.
5.38% due 07/15/24[2]	350,000	345,483
Weir Group plc
2.20% due 05/13/26[2]	200,000	179,721
Jabil, Inc.
1.70% due 04/15/26	200,000	179,665
Total Industrial		10,218,312
Consumer, Non-cyclical - 1.9%
Global Payments, Inc.
1.50% due 11/15/24	1,800,000	1,709,771
Element Fleet Management Corp.
1.60% due 04/06/24[2]	1,350,000	1,317,606
Triton Container International Ltd.
1.15% due 06/07/24[2]	700,000	673,631
2.05% due 04/15/26[2]	700,000	623,625
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	1,050,000	967,717
IQVIA, Inc.
5.00% due 05/15/27[2]	1,000,000	942,578
Block, Inc.
2.75% due 06/01/26	100,000	89,940
Total Consumer, Non-cyclical		6,324,868
Utilities - 1.5%
NextEra Energy Capital Holdings, Inc.
6.05% due 03/01/25	2,750,000	2,754,162
Alexander Funding Trust
1.84% due 11/15/23[2]	1,350,000	1,341,075
ONE Gas, Inc.
1.10% due 03/11/24	946,000	926,212
Total Utilities		5,021,449
Communications - 1.4%
eBay, Inc.
1.40% due 05/10/26	1,500,000	1,343,218
FactSet Research Systems, Inc.
2.90% due 03/01/27	1,450,000	1,322,235
Rogers Communications, Inc.
2.95% due 03/15/25	900,000	858,348
T-Mobile USA, Inc.
2.63% due 04/15/26	500,000	462,417
2.25% due 02/15/26	200,000	184,113
Paramount Global
4.75% due 05/15/25	330,000	320,967
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	152,000	140,402
Total Communications		4,631,700
Consumer, Cyclical - 1.3%
Warnermedia Holdings, Inc.
3.64% due 03/15/25	2,150,000	2,073,653
6.41% due 03/15/26	1,150,000	1,149,808
Hyatt Hotels Corp.
1.80% due 10/01/24	1,150,000	1,103,249
Total Consumer, Cyclical		4,326,710
Energy - 1.0%
Enbridge, Inc.
5.94% (SOFR Compounded Index + 0.63%) due 02/16/24◊	1,850,000	1,850,058
Valero Energy Corp.
1.20% due 03/15/24	1,350,000	1,319,476
Total Energy		3,169,534
Technology - 0.4%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	1,350,000	1,217,572
Basic Materials - 0.3%
Alcoa Nederland Holding BV
5.50% due 12/15/27[2]	700,000	664,926
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	370,000	331,667
Total Basic Materials		996,593
Total Corporate Bonds
(Cost $77,130,178)		74,173,395
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.8%
Residential Mortgage-Backed Securities - 15.6%
PRPM LLC
2022-1, 3.72% due 02/25/27[2,4]	2,840,818	2,719,191
2021-5, 1.79% due 06/25/26[2,4]	1,112,814	1,026,397
2021-8, 1.74% (WAC) due 09/25/26◊,2	535,965	491,456
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	1,685,940	1,551,857
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	721,522	708,355
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	740,314	677,523
2020-NQM1, 1.21% due 05/25/65[2,4]	612,983	546,564

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.8% (continued)
Residential Mortgage-Backed Securities - 15.6% (continued)
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	$550,424	$512,449
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,4]	2,482,659	2,182,395
2022-R1, 3.13% due 01/29/70[2,4]	1,187,123	1,063,691
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	250,329	248,172
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	143,065	140,734
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[2,4]	3,307,976	3,278,700
GCAT Trust
2023-NQM2, 5.84% due 11/25/67[2,4]	1,623,386	1,588,512
2022-NQM3, 4.35% (WAC) due 04/25/67◊,2	1,682,677	1,505,064
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	2,590,776	2,347,289
2022-SP1, 5.25% due 07/25/62[2,4]	726,555	700,916
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	3,256,953	2,985,354
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,4]	782,056	717,935
2021-5, 1.37% (WAC) due 09/25/66◊,2	683,194	537,253
2021-6, 1.89% (WAC) due 10/25/66◊,2	663,592	526,766
2019-4, 2.85% due 11/25/59[2,4]	297,610	283,692
2021-4, 1.35% (WAC) due 07/25/66◊,2	330,204	248,831
2020-1, 2.42% due 01/25/60[2,4]	218,191	205,510
2019-4, 2.64% due 11/25/59[2,4]	159,296	151,657
2021-3, 1.44% (WAC) due 06/25/66◊,2	180,781	149,064
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[2,4]	1,102,201	1,026,479
2021-GS4, 1.65% due 11/25/60[2,4]	1,119,892	1,013,735
2021-GS2, 1.75% due 04/25/61[2,4]	427,013	394,412
Angel Oak Mortgage Trust
2021-6, 1.71% (WAC) due 09/25/66◊,2	1,222,050	945,909
2023-1, 4.75% due 09/26/67[2,4]	763,045	720,632
2022-1, 3.29% (WAC) due 12/25/66◊,2	580,144	478,891
OBX Trust
2023-NQM2, 6.32% due 01/25/62[2,4]	1,383,528	1,379,429
2022-NQM9, 6.45% due 09/25/62[2,4]	320,405	318,490
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	772,488	702,531
2018-2A, 3.50% (WAC) due 02/25/58◊,2	771,185	697,770
2017-5A, 6.93% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 06/25/57◊,2	257,942	256,263
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	1,554,829	1,364,524
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	1,452,589	1,343,871
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	1,378,489	1,333,505
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	1,311,209	1,241,561
Towd Point Revolving Trust
4.83% due 09/25/64[5]	1,250,000	1,215,313
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	926,288	828,953
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	346,859	338,614
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	470,932	449,861
2017-6, 2.75% (WAC) due 10/25/57◊,2	400,287	379,731

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.8% (continued)
Residential Mortgage-Backed Securities - 15.6% (continued)
2017-5, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,2	$258,080	$259,114
NovaStar Mortgage Funding Trust Series
2007-2, 5.63% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	944,972	908,584
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	929,133	871,718
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	972,122	856,767
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	660,755	638,302
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,5	512,756	505,492
2019-RM3, 2.80% (WAC) due 06/25/69◊,5	112,504	109,108
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,†††,2	500,000	498,059
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 6.00% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	478,285	468,943
Alternative Loan Trust
2007-OA7, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 05/25/47◊	552,385	461,795
LSTAR Securities Investment Ltd.
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,5	440,286	432,130
Banc of America Funding Trust
2015-R2, 5.69% (1 Month Term SOFR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,2	430,076	421,532
Encore Credit Receivables Trust
2005-2, 6.17% (1 Month Term SOFR + 0.85%, Rate Cap/Floor: 13.00%/0.74%) due 09/25/35◊	418,426	407,299
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	257,857	243,797
Nationstar Home Equity Loan Trust
2007-B, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 04/25/37◊	235,563	232,998
Morgan Stanley Home Equity Loan Trust
2006-2, 5.99% (1 Month Term SOFR + 0.67%, Rate Floor: 0.56%) due 02/25/36◊	165,237	162,178
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 6.38% (1 Month Term SOFR + 1.06%, Rate Floor: 0.95%) due 06/25/35◊	58,439	57,885
CSMC Series
2014-2R, 3.56% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 02/27/46◊,2	57,018	56,561
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	34,633	31,525
CIT Mortgage Loan Trust
2007-1, 6.78% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 10/25/37◊,2	27,100	27,042

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.8% (continued)
Residential Mortgage-Backed Securities - 15.6% (continued)
Structured Asset Investment Loan Trust
2005-2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 03/25/35◊	$18,004	$17,910
Total Residential Mortgage-Backed Securities		51,194,540
Commercial Mortgage-Backed Securities - 3.7%
BX Commercial Mortgage Trust
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,2	3,500,000	3,338,531
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	850,573	819,603
WMRK Commercial Mortgage Trust
2022-WMRK, 8.77% (1 Month Term SOFR + 3.44%, Rate Floor: 3.44%) due 11/15/27◊,2	2,900,000	2,896,341
Morgan Stanley Capital I Trust
2018-H3, 0.96% (WAC) due 07/15/51◊,6	46,265,570	1,340,105
Citigroup Commercial Mortgage Trust
2018-C6, 0.93% (WAC) due 11/10/51◊,6	42,430,120	1,274,936
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.99% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,2	850,000	747,546
Life Mortgage Trust
2021-BMR, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 03/15/38◊,2	737,228	715,925
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.77% (WAC) due 06/15/51◊,6	23,874,328	465,755
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,2	500,000	451,024
Total Commercial Mortgage-Backed Securities		12,049,766
Government Agency - 0.5%
Ginnie Mae
6.00% due 09/20/45†††	1,700,000	1,691,511
Total Collateralized Mortgage Obligations
(Cost $69,078,264)		64,935,817
FEDERAL AGENCY DISCOUNT NOTES†† - 19.1%
Federal Home Loan Bank
5.20% due 10/02/23[7]	62,933,000	62,923,910
Total Federal Agency Discount Notes
(Cost $62,923,910)		62,923,910
SENIOR FLOATING RATE INTERESTS††,◊ - 1.0%
Technology - 0.3%
CoreLogic, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/02/28	687,719	634,132
World Wide Technology Holding Co. LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/01/30	298,500	298,127
Total Technology		932,259
Energy - 0.2%
ITT Holdings LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/10/28	675,220	673,390
Consumer, Non-cyclical - 0.2%
Elanco Animal Health, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	675,214	661,615
Industrial - 0.2%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	600,000	622,566
Basic Materials - 0.1%
Messer Industries USA, Inc.
8.15% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/02/26	284,921	284,545

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 1.0% (continued)
Communications - 0.0%
CSC Holdings LLC
7.70% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	$184,651	$178,651
Total Senior Floating Rate Interests
(Cost $3,417,514)		3,353,026
Total Investments - 100.6%
(Cost $341,373,685)		$ 330,578,065
Other Assets & Liabilities, net - (0.6)%		(1,944,903)
Total Net Assets - 100.0%		$ 328,633,162

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate + 0.26%	1.66%	Quarterly	03/16/31	$3,000,000	$549,411	$(684)	$550,095
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.79%	Annually	02/17/27	1,360,000	117,253	207	117,046
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	2.72%	Annually	06/07/27	1,800,000	108,678	227	108,451
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.54%	Annually	03/07/25	1,800,000	91,749	145	91,604
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.73%	Annually	02/25/27	980,000	86,527	207	86,320
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.47%	Annually	02/02/27	850,000	80,749	203	80,546
								$1,034,367	$305	$1,034,062

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Rate indicated is the 7-day yield as of September 30, 2023.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $190,697,107 (cost $199,053,240), or 58.0% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $2,262,043 (cost $2,315,497), or 0.7% of total net assets — See Note 8.
6	Security is an interest-only strip.
7	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CME — Chicago Mercantile Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

The following table summarizes the inputs used to value the Fund's investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$ 6,582,239	$ —	$ —	$ 6,582,239
Asset-Backed Securities	—	111,109,640	7,500,038	118,609,678
Corporate Bonds	—	74,173,395	—	74,173,395
Collateralized Mortgage Obligations	—	62,746,247	2,189,570	64,935,817
Federal Agency Discount Notes	—	62,923,910	—	62,923,910
Senior Floating Rate Interests	—	3,353,026	—	3,353,026
Interest Rate Swap Agreements**	—	1,034,062	—	1,034,062
Total Assets	$ 6,582,239	$ 315,340,280	$ 9,689,608	$ 331,612,127

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 5,900,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	1,600,038	Option Adjusted Spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	2,189,570	Model Price	Purchase Price	—	—
Total Assets	$ 9,689,608

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $3,200,000 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,127,427	$—	$3,083,869	$7,211,296	$(817)
Purchases/(Receipts)	4,300,000	2,195,616	—	6,495,616	485
(Sales, maturities and paydowns)/Fundings	(4,200,000)	—	(3,130,742)	(7,330,742)	307
Amortization of premiums/discounts	8	—	1,090	1,098	—
Total realized gains (losses) included in earnings	—	—	27,997	27,997	(710)
Total change in unrealized appreciation (depreciation) included in earnings	72,603	(6,046)	17,786	84,343	735
Transfers into Level 3	3,200,000	-	—	3,200,000	—
Ending Balance	$7,500,038	$2,189,570	$—	$9,689,608	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$38	$(6,046)	$—	$(6,008)	$—

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
GCAT Trust 2023-NQM2, 5.84% due 11/25/67	6.84%	01/01/27	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
OBX Trust 2023-NQM2, 6.32% due 01/25/62	7.32%	02/01/27	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Shares	Value
MONEY MARKET FUNDS† - 2.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[1]	1,861,083	$ 1,861,083
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[1]	529,030	529,030
Total Money Market Funds
(Cost $2,390,113)		2,390,113
	Face Amount
ASSET-BACKED SECURITIES†† - 38.6%
Collateralized Loan Obligations - 26.9%
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,2	$ 2,750,000	2,715,973
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,2	2,750,000	2,714,770
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,2	2,700,000	2,662,110
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	1,500,000	1,479,296
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,2	750,000	736,287
BXMT Ltd.
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	1,000,000	911,204
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,2	750,000	701,590
Sound Point CLO XIX Ltd.
2018-1A A, 6.57% (3 Month Term SOFR + 1.26%, Rate Floor: 0.00%) due 04/15/31◊,2	1,500,000	1,491,976
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,2	1,233,581	1,218,411
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	1,100,000	1,096,961
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	1,000,000	996,534
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	1,000,000	989,082
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	1,000,000	987,706
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,2	907,811	902,364
BDS Ltd.
2021-FL7 A, 6.52% (1 Month Term SOFR + 1.18%, Rate Floor: 1.07%) due 06/16/36◊,2	850,955	838,191
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2	773,448	769,015
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	750,000	745,340
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2	750,000	743,258
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	750,000	738,742

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 38.6% (continued)
Collateralized Loan Obligations - 26.9% (continued)
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	$750,000	$738,335
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.12% (3 Month Term SOFR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	750,000	736,311
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,2	700,000	691,899
MidOcean Credit CLO VII
2020-7A A1R, 6.61% (3 Month Term SOFR + 1.30%, Rate Floor: 0.00%) due 07/15/29◊,2	630,470	627,655
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	500,000	495,708
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 0.00%) due 10/15/31◊,2	500,000	495,118
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	500,000	493,174
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	500,000	492,455
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	500,000	488,608
Parliament CLO II Ltd.
2021-2A A, 6.99% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,2	492,060	486,472
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	500,000	480,176
HERA Commercial Mortgage Ltd.
2021-FL1 B, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,2	500,000	478,152
BRSP Ltd.
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,2	500,000	474,768
CHCP Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	457,431	453,610
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2	355,127	354,073
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,2	250,000	241,220
Wellfleet CLO Ltd.
2020-2A A1R, 6.65% (3 Month Term SOFR + 1.32%, Rate Floor: 0.00%) due 10/20/29◊,2	225,229	224,891
Venture XIV CLO Ltd.
2020-14A ARR, 6.68% (3 Month Term SOFR + 1.29%, Rate Floor: 1.03%) due 08/28/29◊,2	199,294	198,869
Total Collateralized Loan Obligations		32,090,304
Financial - 3.5%
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,2	1,150,000	1,150,000
2024-1, due 10/15/24◊	825,000	825,000
2022-1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	600,000	600,000

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
ASSET-BACKED SECURITIES†† - 38.6% (continued)
Financial - 3.5% (continued)
Station Place Securitization Trust
2022-SP1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	$600,000	$600,000
2024-1, due 10/15/24◊	425,000	425,000
Project Onyx I
due 01/26/27◊,†††	450,000	450,020
Project Onyx II
due 01/26/27◊,†††	150,000	149,994
Total Financial		4,200,014
Whole Business - 1.5%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[2]	750,000	722,829
2021-1A, 1.95% due 08/25/51[2]	491,250	424,768
DB Master Finance LLC
2019-1A, 4.02% due 05/20/49[2]	672,000	628,167
Total Whole Business		1,775,764
Transport-Aircraft - 1.3%
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	689,460	685,019
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	683,367	578,258
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	292,705	266,122
Total Transport-Aircraft		1,529,399
Transport-Container - 1.2%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	787,500	657,534
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	512,917	438,021
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	238,000	200,696
2020-1A, 2.73% due 08/21/45[2]	164,586	149,496
Total Transport-Container		1,445,747
Infrastructure - 1.2%
SBA Tower Trust
2.84% due 01/15/25[2]	400,000	382,856
1.88% due 01/15/26[2]	300,000	271,248
Crown Castle Towers LLC
3.66% due 05/15/25[2]	450,000	429,021
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[2]	350,000	306,158
Total Infrastructure		1,389,283
Net Lease - 1.1%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	1,188,237	1,053,290
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	282,734	242,017
Total Net Lease		1,295,307
Single Family Residence - 1.0%
FirstKey Homes Trust
2020-SFR2, 2.67% due 10/19/37[2]	1,300,000	1,183,256
Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[2]	1,250,000	1,079,653
Total Asset-Backed Securities
(Cost $47,351,058)		45,988,727
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.9%
Residential Mortgage-Backed Securities - 16.0%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	766,336	705,389
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	432,913	425,013
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	366,949	341,633
2020-NQM1, 1.21% due 05/25/65[2,4]	289,774	258,376
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	259,110	237,133
PRPM LLC
2022-1, 3.72% due 02/25/27[2,4]	1,104,762	1,057,463
2021-5, 1.79% due 06/25/26[2,4]	482,219	444,772

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.9% (continued)
Residential Mortgage-Backed Securities - 16.0% (continued)
2021-8, 1.74% (WAC) due 09/25/26◊,2	$220,692	$202,364
OBX Trust
2022-NQM9, 6.45% due 09/25/62[2,4]	869,672	864,473
2023-NQM2, 6.32% due 01/25/62[2,4]	461,176	459,810
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[2,4]	1,194,547	1,183,975
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	1,207,634	1,106,929
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[2,4]	494,090	460,146
2021-GS4, 1.65% due 11/25/60[2,4]	373,297	337,912
2021-GS2, 1.75% due 04/25/61[2,4]	177,922	164,338
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	740,222	670,654
2022-SP1, 5.25% due 07/25/62[2,4]	272,458	262,843
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[2,4]	474,849	425,476
2021-C, 1.62% due 03/01/61[2,4]	354,666	311,771
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	107,284	106,359
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	61,313	60,314
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	809,128	782,508
GCAT Trust
2023-NQM2, 5.84% due 11/25/67[2,4]	631,317	617,755
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	666,355	584,796
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	463,144	414,477
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	158,977	155,198
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	313,171	284,810
2018-2A, 3.50% (WAC) due 02/25/58◊,2	313,294	283,469
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,4]	370,448	340,075
2020-1, 2.42% due 01/25/60[2,4]	87,276	82,204
2019-4, 2.64% due 11/25/59[2,4]	79,648	75,829
2021-3, 1.44% (WAC) due 06/25/66◊,2	77,477	63,884
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	598,173	553,404
Verus Securitization Trust 2022-4
2022-4, 4.74% (WAC) due 04/25/67◊,2	605,023	551,382
Towd Point Revolving Trust
4.83% due 09/25/64[3]	500,000	486,125
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	478,206	452,805
Angel Oak Mortgage Trust
2023-1, 4.75% due 09/26/67[2,4]	286,142	270,237
2022-1, 3.29% (WAC) due 12/25/66◊,2	207,194	171,032
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	486,061	428,383
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	423,954	397,756
NovaStar Mortgage Funding Trust Series
2007-2, 5.63% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	369,398	355,174

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.9% (continued)
Residential Mortgage-Backed Securities - 16.0% (continued)
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	$330,377	$319,151
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	196,222	187,442
2017-5, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,2	107,128	107,557
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,†††,2	250,000	249,029
LSTAR Securities Investment Ltd.
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,3	220,143	216,065
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 6.00% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	203,526	199,550
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	128,929	121,898
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69◊,3	112,504	109,108
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,2	76,537	68,186
CSMC Series
2014-2R, 3.56% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 02/27/46◊,2	48,149	47,763
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	27,706	25,220
CIT Mortgage Loan Trust
2007-1, 6.78% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 10/25/37◊,2	20,669	20,626
Structured Asset Investment Loan Trust
2005-2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 03/25/35◊	18,004	17,910
Total Residential Mortgage-Backed Securities		19,127,951
Commercial Mortgage-Backed Securities - 4.4%
BX Commercial Mortgage Trust
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,2	1,250,000	1,192,333
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	405,035	390,287
WMRK Commercial Mortgage Trust
2022-WMRK, 8.77% (1 Month Term SOFR + 3.44%, Rate Floor: 3.44%) due 11/15/27◊,2	1,150,000	1,148,549
MTN Commercial Mortgage Trust 2022-LPFL
2022-LPFL, 8.28% (1 Month Term SOFR + 2.94%, Rate Floor: 2.94%) due 03/15/39◊,2	800,000	774,135
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,5	20,829,725	555,495
Life Mortgage Trust
2021-BMR, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 03/15/38◊,2	344,040	334,098
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.99% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,2	350,000	307,813
BENCHMARK Mortgage Trust
2019-B14, 0.90% (WAC) due 12/15/62◊,5	9,831,475	272,894

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.9% (continued)
Commercial Mortgage-Backed Securities - 4.4% (continued)
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,2	$250,000	$225,512
Total Commercial Mortgage-Backed Securities		5,201,116
Government Agency - 0.5%
Ginnie Mae
6.00% due 09/20/45†††	600,000	597,004
Total Collateralized Mortgage Obligations
(Cost $26,240,246)		24,926,071
CORPORATE BONDS†† - 20.4%
Financial - 10.0%
GA Global Funding Trust
6.64% (SOFR + 1.36%) due 04/11/25◊,2	1,250,000	1,236,547
1.63% due 01/15/26[2]	200,000	178,520
Athene Global Funding
2.51% due 03/08/24[2]	1,400,000	1,375,191
F&G Global Funding
0.90% due 09/20/24[2]	1,250,000	1,180,374
Capital One Financial Corp.
6.69% (SOFR + 1.35%) due 05/09/25◊	750,000	745,641
American Express Co.
6.27% (SOFR + 0.93%) due 03/04/25◊	700,000	702,855
Sumitomo Mitsui Trust Bank Ltd.
2.55% due 03/10/25[2]	700,000	667,188
Credit Suisse AG NY
6.57% (SOFR Compounded Index + 1.26%) due 02/21/25◊	600,000	599,680
Assurant, Inc.
6.10% due 02/27/26	600,000	596,971
Macquarie Group Ltd.
5.11% due 08/09/26[2,6]	600,000	591,515
Equinix, Inc.
1.45% due 05/15/26	650,000	580,338
Morgan Stanley
6.26% (SOFR + 0.95%) due 02/18/26◊	350,000	350,348
Citigroup, Inc.
6.01% (SOFR + 0.69%) due 01/25/26◊	350,000	348,590
FS KKR Capital Corp.
4.25% due 02/14/25[2]	350,000	335,123
Jackson National Life Global Funding
1.75% due 01/12/25[2]	350,000	328,624
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	350,000	308,242
Mizuho Financial Group, Inc.
5.41% due 09/13/28[6]	300,000	293,623
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,6]	300,000	284,853
American Equity Investment Life Holding Co.
5.00% due 06/15/27	300,000	281,790
Mitsubishi UFJ Financial Group, Inc.
5.72% due 02/20/26[6]	250,000	248,520
Corebridge Global Funding
5.75% due 07/02/26[2]	200,000	197,585
Jefferies Financial Group, Inc.
5.50% due 10/18/23	150,000	149,897
Brighthouse Financial Global Funding
6.05% (SOFR + 0.76%) due 04/12/24◊,2	150,000	149,292
Iron Mountain, Inc.
5.00% due 07/15/28[2]	125,000	113,694
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	100,000	96,539
Total Financial		11,941,540
Consumer, Non-cyclical - 3.1%
Global Payments, Inc.
1.50% due 11/15/24	700,000	664,911
Element Fleet Management Corp.
1.60% due 04/06/24[2]	650,000	634,403
Triton Container International Ltd.
1.15% due 06/07/24[2]	300,000	288,699
2.05% due 04/15/26[2]	300,000	267,268
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	400,000	368,654
Constellation Brands, Inc.
3.60% due 05/09/24	350,000	344,893
IQVIA, Inc.
5.00% due 05/15/27[2]	350,000	329,902
CVS Health Corp.
4.00% due 12/05/23	250,000	249,032
Stryker Corp.
3.38% due 05/15/24	250,000	246,275
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28	161,000	153,208
Block, Inc.
2.75% due 06/01/26	100,000	89,940
Total Consumer, Non-cyclical		3,637,185
Industrial - 2.5%
Graphic Packaging International LLC
0.82% due 04/15/24[2]	900,000	872,409
Ryder System, Inc.
3.35% due 09/01/25	800,000	762,781

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

	Face Amount	Value
CORPORATE BONDS†† - 20.4% (continued)
Industrial - 2.5% (continued)
TD SYNNEX Corp.
1.25% due 08/09/24	$350,000	$334,367
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	350,000	310,452
Vontier Corp.
1.80% due 04/01/26	300,000	268,704
Weir Group plc
2.20% due 05/13/26[2]	200,000	179,722
Stericycle, Inc.
5.38% due 07/15/24[2]	150,000	148,064
Jabil, Inc.
1.70% due 04/15/26	100,000	89,833
Total Industrial		2,966,332
Utilities - 1.4%
NextEra Energy Capital Holdings, Inc.
6.05% due 03/01/25	1,000,000	1,001,513
Alexander Funding Trust
1.84% due 11/15/23[2]	650,000	645,703
Total Utilities		1,647,216
Consumer, Cyclical - 1.3%
Warnermedia Holdings, Inc.
3.64% due 03/15/25	850,000	819,816
6.41% due 03/15/26	350,000	349,942
Hyatt Hotels Corp.
1.80% due 10/01/24	450,000	431,706
Total Consumer, Cyclical		1,601,464
Communications - 1.1%
FactSet Research Systems, Inc.
2.90% due 03/01/27	550,000	501,537
Rogers Communications, Inc.
2.95% due 03/15/25	350,000	333,802
T-Mobile USA, Inc.
2.63% due 04/15/26	200,000	184,967
2.25% due 02/15/26	100,000	92,056
Paramount Global
4.75% due 05/15/25	132,000	128,387
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	65,000	60,041
Total Communications		1,300,790
Energy - 0.5%
Valero Energy Corp.
1.20% due 03/15/24	650,000	635,303
Technology - 0.4%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	550,000	496,048
Basic Materials - 0.1%
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	160,000	143,423
Total Corporate Bonds
(Cost $25,399,125)		24,369,301
FEDERAL AGENCY DISCOUNT NOTES†† - 18.2%
Federal Home Loan Bank
5.20% due 10/02/23[7]	21,771,000	21,767,855
Total Federal Agency Discount Notes
(Cost $21,767,855)		21,767,855
SENIOR FLOATING RATE INTERESTS††,◊ - 0.4%
Industrial - 0.2%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	225,000	233,462
Technology - 0.1%
World Wide Technology Holding Co. LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/01/30	99,500	99,376
Consumer, Non-cyclical - 0.1%
Outcomes Group Holdings, Inc.
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/24/25	97,442	96,816
Energy - 0.0%
ITT Holdings LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/10/28	64,680	64,505
Total Senior Floating Rate Interests
(Cost $493,975)		494,159
Total Investments - 100.5%
(Cost $123,642,372)		$ 119,936,226
Other Assets & Liabilities, net - (0.5)%		(583,468)
Total Net Assets - 100.0%		$ 119,352,758

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate + 0.26%	1.66%	Quarterly	03/16/31	$1,300,000	$238,078	$(283)	$238,361
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.54%	Annually	03/07/25	700,000	35,681	144	35,537
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.73%	Annually	02/25/27	380,000	33,551	205	33,346
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.42%	Annually	03/04/24	1,400,000	24,205	64	24,141
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.15%	Annually	09/09/27	300,000	14,214	238	13,976
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.24%	Annually	09/14/27	300,000	13,299	238	13,061
								$359,028	$606	$358,422

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Rate indicated is the 7-day yield as of September 30, 2023.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $73,830,348 (cost $76,743,740), or 61.9% of total net assets.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $811,298 (cost $832,636), or 0.7% of total net assets — See Note 8.
4	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.
5	Security is an interest-only strip.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CME — Chicago Mercantile Exchange
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

The following table summarizes the inputs used to value the Fund's investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$ 2,390,113	$ —	$ —	$ 2,390,113
Asset-Backed Securities	—	43,038,713	2,950,014	45,988,727
Collateralized Mortgage Obligations	—	24,080,038	846,033	24,926,071
Corporate Bonds	—	24,369,301	—	24,369,301
Federal Agency Discount Notes	—	21,767,855	—	21,767,855
Senior Floating Rate Interests	—	494,159	—	494,159
Interest Rate Swap Agreements**	—	358,422	—	358,422
Total Assets	$ 2,390,113	$ 114,108,488	$ 3,796,047	$ 120,294,648

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category		Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 2,350,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	600,014	Option Adjusted Spread Off Prior Month End Broker Quote	Broker Quote	—	—
Collateralized Mortgage Obligations	846,033	Model Price	Purchase Price	—	—
Total Assets	$ 3,796,047

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $1,200,000 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 1,622,428	$ —	$ 1,245,130	$ 2,867,558	$ (315)
Purchases/(Receipts)	1,750,000	848,452	—	2,598,452	—
(Sales, maturities and paydowns)/Fundings	(1,650,000)	—	(1,264,055)	(2,914,055)	118
Amortization of premiums/discounts	2	—	440	442	—
Total realized gains (losses) including in earnings	—	—	11,304	11,304	(118)
Total change in unrealized appreciation (depreciation) included in earnings	27,584	(2,419)	7,181	32,346	315
Transfers into Level 3	1,200,000	—	—	1,200,000	—
Ending Balance	$ 2,950,014	$ 846,033	$ —	$ 3,796,047	$ —
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$ 14	$ (2,419)	$ —	$ (2,405)	$ —

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
GCAT Trust 2023-NQM2, 5.84% due 11/25/67	6.84%	01/01/27	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
OBX Trust 2023-NQM2, 6.32% due 01/25/62	7.32%	02/01/27	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Strategy Fund II

 STATEMENT OF ASSETS AND LIABILITIES

September 30, 2023

ASSETS:
Investments, at value (cost $292,848,133)	$283,231,145
Cash	25,778
Segregated cash with broker	45,185
Prepaid expenses	8,022
Receivables:
Interest	1,666,784
Variation margin on interest rate swap agreements	122,160
Securities sold	625
Total assets	285,099,699
LIABILITIES:
Unamortized upfront premiums received on interest rate swap agreements	1,605
Unrealized depreciation on forward foreign currency exchange contracts	2
Payable for:
Securities purchased	3,323,161
Distributions to shareholders	296,479
Trustees' fees*	6,541
Fund accounting/administration fees	5,507
Miscellaneous	122,251
Total liabilities	3,755,546
NET ASSETS	$281,344,153
NET ASSETS CONSIST OF:
Paid in capital	$292,682,938
Total distributable earnings (loss)	(11,338,785)
Net assets	$281,344,153
Capital shares outstanding	11,593,049
Net asset value per share	$24.27

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

 STATEMENT OF ASSETS AND LIABILITIES

September 30, 2023

ASSETS:
Investments, at value (cost $341,373,685)	$330,578,065
Cash	25,464
Segregated cash with broker	152,870
Unamortized upfront premiums paid on interest rate swap agreements	989
Prepaid expenses	8,635
Receivables:
Interest	1,798,141
Variation margin on interest rate swap agreements	121,609
Securities sold	2,504
Total assets	332,688,277
LIABILITIES:
Unamortized upfront premiums received on interest rate swap agreements	684
Payable for:
Securities purchased	3,819,327
Distributions to shareholders	91,198
Trustees' fees*	5,338
Fund accounting/administration fees	5,173
Transfer agent/maintenance fees	1,174
Miscellaneous	132,221
Total liabilities	4,055,115
NET ASSETS	$328,633,162
NET ASSETS CONSIST OF:
Paid in capital	$342,575,080
Total distributable earnings (loss)	(13,941,918)
Net assets	$328,633,162
Capital shares outstanding	13,529,021
Net asset value per share	$24.29

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

 STATEMENT OF ASSETS AND LIABILITIES

September 30, 2023

ASSETS:
Investments, at value (cost $123,642,372)	$119,936,226
Cash	13,652
Segregated cash with broker	37,476
Unamortized upfront premiums paid on interest rate swap agreements	889
Prepaid expenses	5,681
Receivables:
Interest	676,970
Variation margin on interest rate swap agreements	49,264
Securities sold	250
Total assets	120,720,408
LIABILITIES:
Unamortized upfront premiums received on interest rate swap agreements	283
Payable for:
Securities purchased	1,238,498
Distributions to shareholders	13,785
Trustees' fees*	6,711
Fund accounting/administration fees	4,305
Transfer agent/maintenance fees	765
Miscellaneous	103,303
Total liabilities	1,367,650
NET ASSETS	$119,352,758
NET ASSETS CONSIST OF:
Paid in capital	$123,783,122
Total distributable earnings (loss)	(4,430,364)
Net assets	$119,352,758
Net assets	$119,352,758
Capital shares outstanding	4,914,667
Net asset value per share	$24.29

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II

STATEMENT OF OPERATIONS

Year Ended September 30, 2023

INVESTMENT INCOME:
Interest	$ 14,007,256
Total investment income	14,007,256
EXPENSES:
Transfer agent and administrative fees	12,000
Professional fees	117,895
Fund accounting/administration fees	100,000
Interest expense	50,349
Custodian fees	22,678
Trustees' fees*	22,663
Line of credit fees	14,322
Miscellaneous	32,820
Total expenses	372,727
Less:
Earnings credits applied	(3,534)
Net expenses	369,193
Net investment income	13,638,063
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(900,180)
Swap agreements	2,061,394
Forward foreign currency exchange contracts	300,941
Foreign currency transactions	(891)
Net realized gain	1,461,264
Net change in unrealized appreciation (depreciation) on:
Investments	5,381,156
Swap agreements	(1,453,683)
Forward foreign currency exchange contracts	(463,245)
Foreign currency translations	2,976
Net change in unrealized appreciation (depreciation)	3,467,204
Net realized and unrealized gain	4,928,468
Net increase in net assets resulting from operations	$ 18,566,531

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF OPERATIONS

Year Ended September 30, 2023

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $487)	$15,123,319
Total investment income	15,123,319
EXPENSES:
Transfer agent/administrative fees	12,000
Professional fees	152,623
Fund accounting/administration fees	100,000
Interest expense	44,138
Custodian fees	30,555
Trustees' fees*	19,345
Line of credit fees	15,546
Miscellaneous	35,720
Total expenses	409,927
Less:
Earnings credits applied	(17,761)
Net expenses	392,166
Net investment income	14,731,153
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,011,552)
Swap agreements	1,510,081
Forward foreign currency exchange contracts	362,816
Foreign currency transactions	(1,102)
Net realized gain	860,243
Net change in unrealized appreciation (depreciation) on:
Investments	6,010,804
Swap agreements	(1,062,061)
Forward foreign currency exchange contracts	(551,139)
Foreign currency translations	3,562
Net change in unrealized appreciation (depreciation)	4,401,166
Net realized and unrealized gain	5,261,409
Net increase in net assets resulting from operations	$19,992,562

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF OPERATIONS

Year Ended September 30, 2023

INVESTMENT INCOME:
Interest	$ 5,675,697
Total investment income	5,675,697
EXPENSES:
Transfer agent and administrative fees	12,000
Professional fees	99,645
Fund accounting/administration fees	58,974
Custodian fees	31,798
Trustees' fees*	21,902
Interest expense	6,929
Line of credit fees	5,585
Miscellaneous	24,833
Total expenses	261,666
Less:
Earnings credits applied	(14,980)
Net expenses	246,686
Total expenses	261,666
Net investment income	5,429,011
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(339,445)
Investments sold short	(119)
Swap agreements	541,084
Forward foreign currency exchange contracts	115,090
Foreign currency transactions	(332)
Net realized gain	316,278
Net change in unrealized appreciation (depreciation) on:
Investments	2,141,451
Swap agreements	(386,906)
Forward foreign currency exchange contracts	(177,366)
Foreign currency translations	1,138
Net change in unrealized appreciation (depreciation)	1,578,317
Net realized and unrealized gain	1,894,595
Net increase in net assets resulting from operations	$ 7,323,606

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,638,063	$6,908,210
Net realized gain (loss) on investments	1,461,264	(384,491)
Net change in unrealized appreciation (depreciation) on investments	3,467,204	(13,678,791)
Net increase (decrease) in net assets resulting from operations	18,566,531	(7,155,072)

Distributions to shareholders	(14,861,796)	(6,808,130)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	77,970,816	166,286,859
Distributions reinvested	10,902,810	4,923,355
Cost of shares redeemed	(98,600,340)	(237,002,577)
Net decrease from capital share transactions	(9,726,714)	(65,792,363)
Net decrease in net assets	(6,021,979)	(79,755,565)

NET ASSETS:
Beginning of year	287,366,132	367,121,697
End of year	$281,344,153	$287,366,132

CAPITAL SHARE ACTIVITY:
Shares sold	3,232,567	6,780,255
Shares issued from reinvestment of distributions	450,742	201,371
Shares redeemed	(4,081,658)	(9,682,541)
Net decrease in shares	(398,349)	(2,700,915)

Guggenheim Strategy Fund III STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,731,153	$7,051,631
Net realized gain (loss) on investments	860,243	(698,180)
Net change in unrealized appreciation (depreciation) on investments	4,401,166	(15,116,705)
Net increase (decrease) in net assets resulting from operations	19,992,562	(8,763,254)

Distributions to shareholders	(16,623,184)	(7,157,700)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	32,394,486	43,921,316
Distributions reinvested	15,110,041	6,653,246
Cost of shares redeemed	(21,378,449)	(79,460,563)
Net increase (decrease) from capital share transactions	26,126,078	(28,886,001)
Net increase (decrease) in net assets	29,495,456	(44,806,955)
NET ASSETS:
Beginning of year	299,137,706	343,944,661
End of year	$328,633,162	$299,137,706
CAPITAL SHARE ACTIVITY:
Shares sold	1,338,015	1,763,894
Shares issued from reinvestment of distributions	623,928	271,222
Shares redeemed	(888,131)	(3,259,973)
Net increase (decrease) in shares	1,073,812	(1,224,857)

Guggenheim Variable Insurance Strategy Fund III STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,429,011	$2,508,860
Net realized gain (loss) on investments	316,278	(397,827)
Net change in unrealized appreciation (depreciation) on investments	1,578,317	(5,252,521)
Net increase (decrease) in net assets resulting from operations	7,323,606	(3,141,488)

Distributions to shareholders	(5,973,804)	(2,530,262)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	17,150,000
Distributions reinvested	5,641,462	2,444,172
Cost of shares redeemed	(4,322,992)	(28,297,937)
Net increase (decrease) from capital share transactions	1,318,470	(8,703,765)
Net increase (decrease) in net assets	2,668,272	(14,375,515)
NET ASSETS:
Beginning of year	116,684,486	131,060,001
End of year	$119,352,758	$116,684,486
CAPITAL SHARE ACTIVITY:
Shares sold	—	688,696
Shares issued from reinvestment of distributions	232,995	99,868
Shares redeemed	(178,977)	(1,158,680)
Net increase (decrease) in shares	54,018	(370,116)

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.96	$24.99	$24.97	$24.83	$24.98
Income (loss) from investment operations:
Net investment income (loss)[a]	1.15	.49	.35	.51	.75
Net gain (loss) on investments (realized and unrealized)	.41	(1.02)	.07	.17	(.17)
Total from investment operations	1.56	(.53)	.42	.68	.58
Less distributions from:
Net investment income	(1.25)	(.50)	(.40)	(.54)	(.72)
Net realized gains	—	—	—	—	(.01)
Total distributions	(1.25)	(.50)	(.40)	(.54)	(.73)
Net asset value, end of period	$24.27	$23.96	$24.99	$24.97	$24.83

Total Return[b]	6.62%	(2.08%)	1.68%	2.78%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,344	$287,366	$367,122	$328,480	$457,686
Ratios to average net assets:
Net investment income (loss)	4.75%	2.01%	1.40%	2.05%	3.01%
Total expenses[c]	0.13%	0.10%	0.10%	0.12%	0.07%
Net expenses[d]	0.13%	0.10%	0.10%	0.12%	0.07%
Portfolio turnover rate	12%	33%	97%	89%	44%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests, if any.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$24.02	$25.14	$25.07	$24.82	$25.00
Income (loss) from investment operations:
Net investment income (loss)[a]	1.13	.50	.39	.52	.75
Net gain (loss) on investments (realized and unrealized)	.41	(1.10)	.09	.29	(.20)
Total from investment operations	1.54	(.60)	.48	.81	.55
Less distributions from:
Net investment income	(1.27)	(.52)	(.41)	(.56)	(.73)
Net realized gains	—	—	—	—	—
Total distributions	(1.27)	(.52)	(.41)	(.56)	(.73)
Net asset value, end of period	$24.29	$24.02	$25.14	$25.07	$24.82

Total Return[b]	6.56%	(2.40%)	1.93%	3.32%	2.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$328,633	$299,138	$343,945	$271,273	$384,486
Ratios to average net assets:
Net investment income (loss)	4.66%	2.03%	1.55%	2.11%	3.00%
Total expenses[c]	0.13%	0.10%	0.11%	0.13%	0.08%
Net expenses[d]	0.13%	0.10%	0.11%	0.13%	0.08%
Portfolio turnover rate	17%	34%	101%	92%	43%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests, if any.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$24.01	$25.06	$25.00	$24.78	$25.08
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	.47	.40	.52	.73
Net gain (loss) on investments (realized and unrealized)	.39	(1.04)	.06	.18	(.19)
Total from investment operations	1.50	(.57)	.46	.70	.54
Less distributions from:
Net investment income	(1.22)	(.48)	(.40)	(.48)	(.83)
Net realized gains	—	—	—	—	(.01)
Total distributions	(1.22)	(.48)	(.40)	(.48)	(.84)
Net asset value, end of period	$24.29	$24.01	$25.06	$25.00	$24.78

Total Return[b]	6.35%	(2.27%)	1.83%	2.88%	2.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,353	$116,684	$131,060	$126,260	$152,225
Ratios to average net assets:
Net investment income (loss)	4.60%	1.89%	1.61%	2.08%	2.96%
Total expenses[c]	0.22%	0.18%	0.18%	0.20%	0.16%
Net expenses[d]	0.22%	0.18%	0.18%	0.20%	0.16%
Portfolio turnover rate	18%	35%	107%	100%	44%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests, if any.
d	Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a diversified, open-ended investment company and may issue an unlimited number of authorized shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2023, the Trust consisted of three Funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Guggenheim Strategy Fund II	Diversified
Guggenheim Strategy Fund III	Diversified
Guggenheim Variable Insurance Strategy Fund III	Diversified

Guggenheim Partners Investment Management, LLC (“GPIM” or “the Adviser”), which operates under the name of Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value (“NAV”) of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

NOTES TO FINANCIAL STATEMENTS

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the sale price on the primary U.S. exchange or market on which the security is listed or traded, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by a fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of interest on the Statements of Operations, even though principal is not received until maturity.

NOTES TO FINANCIAL STATEMENTS

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) a broad measure of the cost of borrowing cash, such as the one-month or three-month Secured Overnight Financing Rate ("SOFR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds' Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and unsubordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds'  Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter ("OTC") swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds' use and volume of interest rate swaps on a monthly basis:

NOTES TO FINANCIAL STATEMENTS

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Guggenheim Strategy Fund II	Duration, Hedge	$–	$36,150,000
Guggenheim Strategy Fund III	Duration, Hedge	–	36,981,667
Guggenheim Variable Insurance Strategy Fund III	Duration, Hedge	–	13,813,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds' use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund II	Hedge, Income	$82	$306,214
Guggenheim Strategy Fund III	Hedge, Income	63	365,984
Guggenheim Variable Insurance Strategy Fund III	Hedge, Income	29	116,870

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts		Unrealized depreciation on forward foreign currency exchange contracts
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value

Fund	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2023
Guggenheim Strategy Fund II	$ 739,142	$–	$ 739,142
Guggenheim Strategy Fund III	1,034,062	–	1,034,062
Guggenheim Variable Insurance Strategy Fund III	358,422	–	358,422

Liability Derivative Investments Value

	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2023
Guggenheim Strategy Fund II	$ –	$ 2	$ 2

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds' Statements of Operations categorized by primary risk exposure for the year ended September 30, 2023:

 Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

Fund	Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ 2,061,394	$ 300,941	$ 2,362,335
Guggenheim Strategy Fund III	1,510,081	362,816	1,872,897
Guggenheim Variable Insurance Strategy Fund III	541,084	115,090	656,174

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

Fund	Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ (1,453,683)	$ (463,245)	$ (1,916,928)
Guggenheim Strategy Fund III	(1,062,061)	(551,139)	(1,613,200)
Guggenheim Variable Insurance Strategy Fund III	(386,906)	(177,366)	(564,272)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds' Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC

NOTES TO FINANCIAL STATEMENTS

derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds' Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements.

	Instrument	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$2	$–	$2	$–	$–	$2

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund II	BofA Securities, Inc.	Interest rate swap agreements	$ 45,185	$–
Guggenheim Strategy Fund III	BofA Securities, Inc.	Interest rate swap agreements	152,870	–
Guggenheim Variable Insurance Strategy Fund III	BofA Securities, Inc.	Interest rate swap agreements	37,476	–

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it

NOTES TO FINANCIAL STATEMENTS

trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Funds’ investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds' assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds do not pay GI advisory fees.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2023, the Funds did not waive fees or reimburse other expenses.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds' administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds' securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds' average daily net assets and out of pocket expenses.  For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$ 14,861,796	$ -	$ 14,861,796
Guggenheim Strategy Fund III	16,623,184	-	16,623,184
Guggenheim Variable Insurance Strategy Fund III	5,973,804	-	5,973,804

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$ 6,808,130	$ -	$ 6,808,130
Guggenheim Strategy Fund III	7,157,700	-	7,157,700
Guggenheim Variable Insurance Strategy Fund III	2,530,262	-	2,530,262

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund II	$ 857,901	$ -	$ (8,886,601)	$ (1,983,373)	$ (1,326,712)	$ (11,338,785)
Guggenheim Strategy Fund III	1,064,851	-	(9,801,231)	(3,658,640)	(1,546,898)	(13,941,918)
Guggenheim Variable Insurance Strategy Fund III	726,860	-	(3,356,004)	(1,246,520)	(554,700)	(4,430,364)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Funds were as follows:

			Total
	Unlimited		Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Guggenheim Strategy Fund II	$ -	$ (1,983,373)	$ (1,983,373)
Guggenheim Strategy Fund III	(632,728)	(3,025,912)	(3,658,640)
Guggenheim Variable Insurance Strategy Fund III	(483,758)	(762,762)	(1,246,520)

For the year ended September 30, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Guggenheim Strategy Fund II	$ 321,313

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap agreements,  foreign currency gains and losses, and the "mark-to-market" of certain derivatives. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statements of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

				Net Tax
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund II	$ 292,856,888	$ 853,713	$ (9,740,314)	$ (8,886,601)
Guggenheim Strategy Fund III	341,413,358	1,146,427	(10,947,658)	(9,801,231)
Guggenheim Variable Insurance Strategy Fund III	123,650,652	384,181	(3,740,185)	(3,356,004)

NOTES TO FINANCIAL STATEMENTS

Note 7 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$25,496,082	$52,308,831
Guggenheim Strategy Fund III	40,580,122	57,811,322
Guggenheim Variable Insurance Strategy Fund III	16,247,248	23,337,453

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 8– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Guggenheim Strategy Fund II
	Cascade Funding Mortgage Trust
	2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$512,720	$505,492
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	112,495	109,108
	LSTAR Securities Investment Ltd.
	2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	440,286	432,130
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	1,249,996	1,215,313
			$2,315,497	$2,262,043
Guggenheim Strategy Fund III
	Cascade Funding Mortgage Trust
	2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$512,720	$505,492
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	112,495	109,108
	LSTAR Securities Investment Ltd.
	2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	440,286	432,130
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	1,249,996	1,215,313
			$2,315,497	$2,262,043
Guggenheim Variable Insurance Strategy Fund III
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	$112,495	$109,108
	LSTAR Securities Investment Ltd.
	2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	220,143	216,065
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	499,998	486,125
			$832,636	$811,298

1	Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

NOTES TO FINANCIAL STATEMENTS

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III and the Board of Trustees of Guggenheim Strategy Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and paying agents; when replies were not received from brokers and paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds' annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds' voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds' investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1).  See the qualified interest income column in the table below.

	Qualified	Dividend	Qualified
	Dividend	Received	Interest
Fund	Income	Deduction	Income
Guggenheim Strategy Fund II	0.00%	0.00%	63.04%
Guggenheim Strategy Fund III	0.14%	0.00%	63.36%
Guggenheim Variable Insurance Strategy Fund III	0.00%	0.00%	63.77%

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds' Forms N-PORT and N-Q are available on the SEC's website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Strategy Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

· Guggenheim Strategy Fund II (“Strategy Fund II”)	· Guggenheim Strategy Fund III (“Strategy Fund III”)
· Guggenheim Variable Insurance Strategy Fund III (“Variable Strategy Fund”)

GPIM is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. In this connection, only investment companies, common or commingled trust funds, or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, in light of the foregoing challenges. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Variable Strategy Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy and pricing.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as separate investment products.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2022, noting the Funds’ inception date of March 11, 2014. The Committee compared each Fund’s performance to the performance of a universe of other ultra-short bond funds identified by FUSE for the same time periods. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Fund’s returns ranked in the first quartile of such Fund’s performance universe for each of the five-year and three-year periods ended December 31, 2022. The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee considered that pursuant to the Advisory Agreement, the Funds do not pay the Adviser an advisory fee. The Committee also compared each Fund’s net effective management fee1 and total net expense ratio to the applicable peer group. The Committee also reviewed the median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds. The Committee observed that each Fund’s net effective management fee and total net expense ratio each rank in the first quartile of such Fund’s peer group.

The Committee did not consider profitability as no advisory fee was paid by the Funds. The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate.

Economies of Scale: The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.

Overall Conclusions

The Committee concluded that the renewal of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

1 The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2013 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155	Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154	Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2013	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155	Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current:  SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14)(2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

			Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2013 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each Trustee serves an indefinite term, until his or her successor is elected and qualified.

*** Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

**** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds' Adviser and/or the parent of the Adviser.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018	Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2013	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim

Investments as used herein refers to the affiliated investment management businesses of Guggenheim

Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment

Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment

Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners

India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim

Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New

York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim

Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC,

Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security

Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others,

whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information,

retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

    • We use your information in connection with servicing your accounts.

    • We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

    • We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

    • We use information for security purposes. We may use your information to protect our company and our customers.

    • We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

    • We use information as otherwise permitted by law, as we may notify you.

    • Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device

      (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any

       purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim

Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to

Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim

Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means

YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to

CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –

by using secure forms of online communication, including encryption technology, Secure Socket Layer

(SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it.

See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at

CorporateDataPrivacy@GuggenheimPartners.com.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Strategy Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $114,162 and $114,162 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(c) Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance were $27,960 and $26,080 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.
(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).
2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.
(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.
a.	Pre-Approval Requirements
i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.      Audit Services

a.       Annual financial statement audits

b.      Seed audits (related to new product filings, as required)

c.       SEC and regulatory filings and consents

2.      Audit-Related Services

a.       Accounting consultations

b.      Fund merger/reorganization support services

c.       Other accounting related matters

d.      Agreed upon procedures reports

e.       Attestation reports

f.        Other internal control reports

3.      Tax Services

a.       Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions
ii.	Preparation of calculations of taxable income, including fiscal year tax designations
iii.	Preparation of annual Federal excise tax returns (if applicable)
iv.	Preparation of calendar year excise distribution calculations
v.	Calculation of tax equalization on an as-needed basis
vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
vii.	Preparation of the estimated excise distribution calculations on an as-needed basis
viii.	Preparation of calendar year shareholder reporting designations on Form 1099
ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.      Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
ii.	Assistance with corporate actions and tax treatment of complex securities and structured products
iii.	Assistance with IRS ruling requests and calculation of deficiency dividends
iv.	Conduct training sessions for the Adviser’s internal tax resources
v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
vii.	RIC qualification reviews
viii.	Tax distribution analysis and planning
ix.	Tax authority examination services
x.	Tax appeals support services
xi.	Tax accounting methods studies
xii.	Fund merger, reorganization and liquidation support services
xiii.	Tax compliance, planning and advice services and related projects
xiv.	Assistance with out of state residency status
xv.	Provision of tax compliance services in India for Funds with direct investments in India
B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;
2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and
3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;
2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and
3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $27,960 and $26,080 respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) ) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable to registrant.

(a)(4) Not applicable to registrant.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Strategy Funds Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 28, 2023

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 28, 2023